UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                              Avid Technology, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      0-21174                    04-2977748
------------------------    ------------------------    ------------------------

 (State or Other Juris-           (Commission                (IRS Employer
diction of Incorporation          File Number)             Identification No.)


        Avid Technology Park
           One Park West
           Tewksbury, MA                                   01876
---------------------------------------     ------------------------------------

(Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (978) 640-6789



                  ____________________________________________

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Form 8-K/A further amends an earlier report on Form 8-K filed by Avid Technology, Inc. on August 20, 2004, as subsequently amended by a report on Form 8-K/A filed on September 1, 2004 (the "First Amendment"). This amendment is being filed solely for the purpose of amending and restating Item 9.01 of the First Amendment.

Item 9.01.  Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired.

        Midiman, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Six Month Periods Ended July 31, 2003 and 2004 (Unaudited) are filed as Exhibit 99.3 to this Current Report on Form 8-K.

        (b)   Pro Forma Financial Information.

        Avid Technology, Inc. Pro Forma Condensed Combined Statements of Operations for the Six Month Period Ended June 30, 2004 and Year Ended
December 31, 2003 are filed as Exhibit 99.4 to this Current Report on Form 8-K.

        (c)    Exhibits.

               See Exhibit Index attached hereto.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 21, 2005                        AVID TECHNOLOGY, INC.


                                            By:  /s/ Paul Milbury
                                                -----------------
                                            Name:  Paul Milbury
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.            Description

2.1*                   Agreement and Plan of Merger, dated August 12, 2004, by
                       and among Avid Technology, Inc., Maui Paradise
                       Corporation, Maui LLC and Midiman, Inc.
99.1*                  Press Release dated August 13, 2004.
99.2*                  Press Release dated August 20, 2004.
99.3                   Midiman, Inc. Financial Statements for the Six Month
                       Periods Ended July 31, 2003 and 2004 (Unaudited)
99.4                   Pro Forma Financial Information (Unaudited)

* Filed Previously